Equity Method Investment	12 Months Ended
Apr. 30, 2013
Equity Method Investments And Joint Ventures [Abstract]
Equity Method Investment
NOTE 3	EQUITY METHOD INVESTMENT

On March 26, 2012, we acquired a 25 percent equity interest in Guilin Seamild Biologic Technology Development Co., Ltd. (“Seamild”), a privately-owned manufacturer and marketer of oats products headquartered in Guilin in the Guangxi province of China, for $35.9. Seamild’s products, primarily oatmeal and oat-based cereals, are sold under the leading Seamild brand with distribution in retail channels throughout China. Seamild’s portfolio of quality, trusted products aligns with our strategy of owning and marketing leading food brands.

The initial investment in Seamild was recorded at cost and is included in other noncurrent assets in the Consolidated Balance Sheets. The difference between the carrying amount of the investment and the underlying equity in net assets is primarily attributable to goodwill and other intangible assets. Under the equity method of accounting, the investment is adjusted for our proportionate share of earnings or losses, including consideration of basis differences resulting from the difference between the initial carrying amount of the investment and the underlying equity in net assets. The investment did not have a material impact on the International, Foodservice, and Natural Foods segment or the consolidated financial statements for the years ended April 30, 2013 and 2012.